Exhibit 10.1

BRAINSTORM CELL THERAPEUTICS INC.

AMENDMENT NO. 2

TO

2014 STOCK INCENTIVE PLAN

The 2014 Stock Incentive Plan (the “Plan”) of Brainstorm Cell Therapeutics Inc., a Delaware corporation (the “Company”), is hereby amended by this AMENDMENT NO. 2 as follows:

Section 4(a)(1) of the Plan is hereby deleted in its entirety and a new Section 4(a)(1) is inserted in lieu thereof which shall read as follows:

“(1). Authorized Number of Shares. Subject to adjustment under Section 7, Awards may be made under the Plan for up to 4,000,000 shares (which number reflects any stock split or reverse stock split prior to the date of its adoption, and which number shall be automatically adjusted after the date of its adoption in accordance with Section 7(a) below) of common stock, $0.00005 par value per share, of the Company (the “Common Stock”), any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)). Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.”

Except as set forth above, the remainder of the Plan remains in full force and effect.

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Adopted by the Board of Directors of the Company: October 3, 2018.

Adopted by the Stockholders of the Company: November 29, 2018.